EXHIBIT 32.1

                             Edgar Filing.Net, Inc.

                     CERTIFICATION PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Edgar Filing.Net, Inc. on Form 10K-SB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on March 29, 2004 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Edgar Filing.Net, Inc.

Date:  March 29 , 2004


/s/     Danny L. Pixler
------------------------
Chief Executive Officer


Date:  March 29, 2004


/s/     Danny L. Pixler
------------------------
Chief Financial Officer


Note: The certification the registrant furnishes in this exhibit is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this exhibit by reference, except as otherwise expressly stated in such filing.